Convertible Note Receivable	12 Months Ended
Mar. 31, 2019
Convertible Note Receivable [Abstract]
CONVERTIBLE NOTE RECEIVABLE
5.	CONVERTIBLE NOTE RECEIVABLE

On March 7, 2018, the Company invested $950,000 in a convertible notes (the "Notes") issued by IOX in U.S. dollars. On December 3, 2018, the Company invested an additional $950,000 in IOX. The Notes carry interest at 7% accruing daily and mature within twelve months of their issuance. The Company can convert the notes and accrued interest into ordinary shares of IOX at any time before maturity at £120 per share. There is an automatic conversion on a qualifying event, being IOX raising $2 million or a sale of the Company per the agreement. Conversion price will be the price at which the money was raised discounted by 25%. IOX has the right to repay the Notes together with accrued interest at any time.

As a result of the SalvaRx Acquisition, IOX has become a subsidiary of the Company during the year ended March 31, 2019. In accordance with IFRS 3 – Business combinations, the fair value, including interest receivable, of the Notes are effectively settled upon the business combination and the fair value of the Notes is additional consideration (see Notes 10 and 12). The Company utilized a Monte Carlo Simulation model, which incorporates significant inputs that are not observable in the market, and thus represents a Level 3 measurement. The unobservable inputs utilized for measuring the fair value of the of the Notes reflect management's own assumptions about the assumptions that market participants would use in valuing the Notes as of the acquisition date. The Company determined the fair value of the Notes of approximately $2.0 million by using the following key inputs to the Monte Carlo Simulation Model:

Risk free discount rate	3%
Risk free interest rate	1%
Volatility	80%
Dividend yield	Nil